March 16, 2000

                       DREYFUS INSTITUTIONAL SHORT-TERM TREASURY FUND

                                Supplement to the
                       Statement of Additional Information

                             Dated February 1, 2000


            The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

            Effective March 16, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

            The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Fund - Officers of the Fund":

      Stephen E. Canter, President. President, Chief Operating Officer, and
          Chief Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

      Mark N. Jacobs,  Vice President.  Vice  President,  Secretary  and General
          Counsel to the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

      JosephConnolly, Vice President and Treasurer. Director - Mutual Fund
          Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

      Michael A. Rosenberg, Secretary. Associate General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

      Steven F.  Newman, Assistant  Secretary.  Associate  General  Counsel  and
          Assistant Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

      Robert R. Mullery,  Assistant Secretary.  Assistant General Counsel of the
          Manager, and an officer of other investment companies advised and administered by the Manager. He is 48 years old.

      Charles Cardona, Executive Vice President. Executive Vice President of
          Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, President of Dreyfus Institutional Services Division, a division of Dreyfus Service Corporation, and an officer of other investment companies advised and administered by the Manager. He is 44 years old.

      William McDowell, Assistant Treasurer. Senior Accounting Manager - Taxable
          Fixed Income of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 41 years old.

            The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

            The following information supplements and replaces all contrary information contained in the section of the SAI entitled "Service Plans":

            Coincident with the transfer of distribution responsibilities from Premier to DSC, the Fund's Board adopted amendments to the Fund's Service Plan solely to reflect DSC as distributor, and to make other non-material amendments to update the Plan. There was no change to the amount payable under the Plan or to any other material terms to the Plan. The Amended Plan provides that DSC is entitled to reimbursement for distributing Fund shares and to receive payments for advertising and marketing related to Fund shares and for servicing shareholder accounts.